CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net earnings	$ 1,358.7	$ 717.1
Items that will not be reclassified to profit or loss:
Equity investments at fair value through other comprehensive income ("FVOCI") - net change in fair value (a)	0.3	49.0
Items that are or may be reclassified to profit or loss in subsequent periods:
Cash flow hedges - effective portion of changes in fair value (b)	(27.7)	23.6
Cash flow hedges - reclassified out of accumulated other comprehensive income ("AOCI") (c)	24.1	5.5
Total other comprehensive income (loss), net of tax	(3.3)	78.1
Total comprehensive income	1,355.4	795.2
Attributable to non-controlling interest	16.3	(1.5)
Attributable to common shareholders	$ 1,339.1	$ 796.7